UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2012

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-31334	54-1013306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 13, 2012, SRA International, Inc. (the “Company”), was informed that the General Services Administration (“GSA”) is taking corrective action with respect to the Company’s protest of the award of the Federal Deposit Insurance Corporation’s (“FDIC”) IT infrastructure support contract. GSA has terminated the award of our competitor’s contract for the convenience of the government and plans to solicit new technical proposals and make a new award decision.

The FDIC contract represented approximately 9% of revenue in SRA’s fiscal year 2012 and approximately 7% of revenue for the first quarter of SRA’s fiscal year 2013 (the quarter ended September 30, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: December 14, 2012	/S/ RICHARD J. NADEAU
Richard J. Nadeau
Executive Vice President and Chief Financial Officer